Financial Instruments - Summary of maturity analysis for financial assets held for managing liquidity risk (Detail) - USD ($) $ in Millions	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Disclosure of detailed information about financial instruments [abstract]
Cash and cash equivalents	$ 81	$ 92	$ 95
RCF	800
Less: Drawings on RCF	(193)
Less: Letters of Credit	(77)
Net RCF	530
Available for future drawings	$ 611